Share-based Compensation (Notes)	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-based Compensation
Share-based Compensation

AK Holding’s Stock Incentive Plan (the “SIP”) permits us to grant nonqualified stock option, restricted stock, performance share and/or restricted stock unit (“RSUs”) awards to our Directors, officers and other employees. Stockholders have approved an aggregate maximum of 28 million shares issuable under the SIP through December 31, 2019, of which approximately 7 million shares are available for future grant as of December 31, 2017.

Share-based compensation expense for the years ended December 31, 2017, 2016 and 2015, is presented below:

Share-based Compensation Expense	2017	2016	2015
Stock options	$2.1	$1.0	$1.7
Restricted stock	2.9	1.6	3.2
Restricted stock units issued to Directors	1.2	1.3	0.9
Performance shares	1.5	1.5	1.9
Pre-tax share-based compensation expense	$7.7	$5.4	$7.7

Stock Options

Stock options have a maximum term of ten years and holders may not exercise them earlier than six months after the grant date or another term the award agreement may specify. Stock options granted to officers and other employees vest and become exercisable in three equal installments on the first, second and third anniversaries of the grant date. The exercise price of each option must equal or exceed the market price of our common stock on the grant date. We have not and do not reprice stock options to lower the exercise price.

We use the Black-Scholes option valuation model to value the nonqualified stock options. We use historical data of stock option exercise behaviors to estimate the expected life that granted options will be outstanding. The risk-free interest rate is based on the Daily Treasury Yield Curve published by the U.S. Treasury on the grant date. The expected volatility is determined by using a blend of historical and implied volatility. We do not expect to pay dividends over the term of the options based on our current dividend policy. We also estimate that option holders will forfeit 5% of the options.

The following weighted-average assumptions are used in the Black-Scholes option pricing model to estimate the fair value of granted options as of the grant date:

	2017	2016	2015
Expected volatility	61.5% – 64.0%	90.3% – 91.5%	67.6% – 75.9%
Weighted-average volatility	62.5%	90.7%	69.4%
Expected term (in years)	3.3 – 6.5	3.3 – 6.7	3.1 – 6.6
Risk-free interest rate	1.6% – 2.2%	1.2% – 1.8%	1.0% – 1.7%
Weighted-average grant-date fair value per share of granted options	$5.33	$1.29	$2.36

Option activity for the year ended December 31, 2017, is presented below:

Stock Options	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value
Outstanding at December 31, 2016	2,775,565	$8.12
Granted	513,600	9.78
Exercised	(58,999)	6.38
Forfeited and expired	(235,960)	17.66
Outstanding at December 31, 2017	2,994,206	7.69	5.6	$4.8

Exercisable at December 31, 2017	1,796,958	9.00	4.0	2.4

Unvested at December 31, 2017	1,197,248	5.81	7.7	2.4

Unvested at December 31, 2017 expected to vest	1,137,386	5.81	7.7	2.3

The total intrinsic value of stock option awards that holders exercised during the year ended December 31, 2017 and 2016 was $0.2 and $1.4 and the intrinsic value was not material in 2015. Each exercised option’s intrinsic value is the quoted average of the reported high and low sales price on the exercise date. As of December 31, 2017, total unrecognized compensation costs for non-vested stock options were $1.1, which we expect to recognize over a weighted-average period of 1.8 years.

Restricted Stock

Restricted stock awards granted to officers and other employees ordinarily vest ratably on the first, second and third anniversaries of the grant. Non-vested restricted stock awards activity for the year ended December 31, 2017, is presented below:

Restricted Stock Awards	Restricted Shares	Weighted- Average Grant Date Fair Value
Outstanding at December 31, 2016	625,025	$3.11
Granted	355,600	9.78
Vested/restrictions lapsed	(454,741)	5.70
Canceled	(7,700)	5.10
Outstanding at December 31, 2017	518,184	5.38

The weighted-average grant date fair value of restricted stock awards granted during the years ended December 31, 2017, 2016 and 2015, was $9.78, $1.80 and $4.06 per share. The total intrinsic value of restricted stock awards that vested (i.e., restrictions lapsed) during the years ended December 31, 2017, 2016 and 2015, was $4.1, $1.4 and $2.9. As of December 31, 2017, total unrecognized compensation costs for non-vested restricted stock awards granted under the SIP were $1.5, which we expect to recognize over a weighted-average period of 1.2 years.

Restricted Stock Units

Restricted stock units (“RSUs”) represent equity-based compensation granted to Directors. RSU grants vest immediately, but we do not settle them (i.e., issue the underlying shares of stock) until one year after the grant date, unless a Director elects to defer the settlement to six months after their Board service is terminated. They may elect to take settlement in a single distribution or in annual installments up to fifteen years.

Performance Shares

Performance shares are granted to officers and other employees. They earn the awards by meeting performance measures over a three-year period. Though a target number of performance shares are awarded on the grant date, the total number of performance shares issued to the participant when they vest is based on two equally-rated metrics: (i) our share performance compared to a prescribed compounded annual growth rate and (ii) our total share return compared to the VanEck Vectors Steel ETF (Standard & Poor’s MidCap 400 index for grants prior to 2017).

The following weighted-average assumptions are used in a Monte Carlo simulation model to estimate the fair value of performance shares granted:

	2017	2016	2015
Company expected volatility	68.0%	60.8%	56.4%
VanEck Vectors Steel ETF expected volatility	48.9%	NA	NA
S&P’s MidCap 400 index expected volatility	NA	27.6%	27.0%
Risk-free interest rate	1.5%	1.1%	0.9%
Weighted-average grant-date fair value per performance share granted	$10.78	$1.74	$3.09

Non-vested performance share awards activity for the year ended December 31, 2017, is presented below:

Performance Share Awards	Performance Shares	Weighted- Average Grant Date Fair Value
Outstanding at December 31, 2016	1,017,856	$2.48
Granted	263,600	10.78
Earned	—	—
Expired or forfeited	(562,788)	3.10
Outstanding at December 31, 2017	718,668	5.04

The total intrinsic value of performance share awards that were earned during the year ended December 31, 2016, was $4.5. As of December 31, 2017, total unrecognized compensation costs for non-vested performance share awards granted under the SIP were $2.0, which we expect to recognize over a weighted-average period of 1.9 years.